UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-25              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On May 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-2
Home Equity Mortgage Pass-Through Certificates, Series 2004-2
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: May 27, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on May 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 2
                           Statement to Certificate Holders
                                  May 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      254,100,000.00   254,100,000.00   10,896,015.14     244,077.17   11,140,092.31     0.00       0.00      243,203,984.86
M1       28,875,000.00    28,875,000.00            0.00      34,409.38       34,409.38     0.00       0.00       28,875,000.00
M2       23,100,000.00    23,100,000.00            0.00      37,537.50       37,537.50     0.00       0.00       23,100,000.00
B1       13,200,000.00    13,200,000.00            0.00      28,600.00       28,600.00     0.00       0.00       13,200,000.00
B2        5,750,000.00     5,750,000.00            0.00      13,496.53       13,496.53     0.00       0.00        5,750,000.00
B3A       2,475,000.00     2,475,000.00            0.00       8,669.38        8,669.38     0.00       0.00        2,475,000.00
B3F       2,500,000.00     2,500,000.00            0.00      15,260.42       15,260.42     0.00       0.00        2,500,000.00
P               100.00           100.00            0.00      58,166.67       58,166.67     0.00       0.00              100.00
AR              100.00           100.00          100.00           0.73          100.73     0.00       0.00                0.00
ARL             100.00           100.00          100.00           0.73          100.73     0.00       0.00                0.00
TOTALS  330,000,300.00   330,000,300.00   10,896,215.14     440,218.51   11,336,433.65     0.00       0.00      319,104,084.86

AIO     127,050,000.00   127,050,000.00            0.00     201,162.50      201,162.50        0.00       0.00   121,601,992.43
X1      330,000,000.00   330,000,000.00            0.00   1,716,311.96    1,716,311.96        0.00       0.00   319,103,984.86
X2                0.00             0.00            0.00           0.00            0.00        0.00       0.00             0.00

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541SEN4       1,000.00000000       42.88081519     0.96055557       43.84137076     957.11918481       A1      1.330000 %
M1     22541SER5       1,000.00000000        0.00000000     1.19166684        1.19166684   1,000.00000000       M1      1.650000 %
M2     22541SES3       1,000.00000000        0.00000000     1.62500000        1.62500000   1,000.00000000       M2      2.250000 %
B1     22541SET1       1,000.00000000        0.00000000     2.16666667        2.16666667   1,000.00000000       B1      3.000000 %
B2     22541SEU8       1,000.00000000        0.00000000     2.34722261        2.34722261   1,000.00000000       B2      3.250000 %
B3A    22541SFZ6       1,000.00000000        0.00000000     3.50277980        3.50277980   1,000.00000000       B3A     4.850000 %
B3F    22541SGA0       1,000.00000000        0.00000000     6.10416800        6.10416800   1,000.00000000       B3F     7.325000 %
P      22541SEV6       1,000.00000000        0.00000000          #####             #####   1,000.00000000       P       8.710000 %
AR     22541SEQ7       1,000.00000000    1,000.00000000     7.30000000    1,007.30000000       0.00000000       AR      8.710000 %
ARL    22541SFY9       1,000.00000000    1,000.00000000     7.30000000    1,007.30000000       0.00000000       ARL     8.710000 %
TOTALS                 1,000.00000000       33.01880374     1.33399427       34.35279801     966.98119626

AIO    22541SEP9       1,000.00000000        0.00000000     1.58333333        1.58333333     957.11918481       AIO     1.900000 %
X1     22541SEW4       1,000.00000000        0.00000000     5.20094533        5.20094533     966.98177230       X1      6.241134 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                      Email: taoheed.agbabiaka@jpmorgan.com


Sec. 4.06(a)(i)          Principal Remittance Amount                                                                   10,896,215.14

                         Scheduled Principal Payments                                                                     570,119.56

                         Principal Prepayments                                                                          9,945,743.93

                         Curtailments                                                                                     194,645.54

                         Curtailment Interest Adjustments                                                                     395.06

                         Repurchase Principal                                                                             183,737.66

                         Substitution Amounts                                                                                   0.00

                         Net Liquidation Proceeds                                                                               0.00

                         End of Pre-Funding Period Transfer                                                                     0.00

                         Other Principal Adjustments                                                                        1,573.39

                         Gross Interest                                                                                 2,417,894.67

                         Recoveries from Prior Loss Determinations                                                              0.00

                         Reimbursements of Non-Recoverable Advances Previously Made                                           264.00

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                           0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                                22

                         Balance of Loans with Respect to which Prepayment Penalties were Collected                     1,479,175.00

                         Amount of Prepayment Penalties Collected                                                          58,165.94

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                                 6,915

                         Beginning Aggregate Loan Balance                                                             313,531,084.93

                         Ending Number of Loans Outstanding                                                                    6,699

                         Ending Aggregate Loan Balance                                                                302,634,869.79

Sec. 4.06(a)(v)          Servicing Fees (Including Credit Risk Manager Fees)                                              135,466.48

                         Trustee Fees                                                                                       2,612.76

Sec. 4.06(a)(vii)        Current Advances                                                                                        N/A

                         Aggregate Advances                                                                                      N/A

Section 4.06(a)(viii)    Delinquent Mortgage Loans
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance               Percentage
                                                1 Month                        28            1,482,888.94                  0.49 %
                                                2 Month                        13              858,679.73                  0.28 %
                                                3 Month                         0                    0.00                  0.00 %
                                                 Total                         41            2,341,568.67                  0.77 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           7              254,931.83                 0.08 %
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Section 4.06(a)(xi)      REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Section 4.06(a)(xii)     Current Realized Losses                                                                           0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                                0.00

Sec. 4.06 (a)(xiv)       Amount on Deposit in Pre-Funding Account                                                 16,469,215.00

Sec. 4.06 (a)(xiv)       Capitalized Interest Requirement                                                             19,975.57

Sec. 4.06 (a)(xiv)       Weighted Average Net Mortgage Rate                                                           8.70796 %

Sec. 4.06 (a)(xiv)       Net Excess Spread                                                                            1.10051 %

Trigger Event            Trigger Event Occurrence (Effective May 2007)                                                       NO
                         (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                             0.26909 %
                         Sr. Enhancement Percentage x 16%                                                             3.89172 %
                                                OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                      0.00 %
                         Cumulative Loss Limit                                                                           8.00 %

O/C Reporting            Targeted Overcollateralization Amount                                                    12,705,011.55
                         Ending Overcollateralization Amount                                                               0.00
                         Ending Overcollateralization Deficiency                                                  12,705,011.55
                         Overcollateralization Release Amount                                                              0.00
                         Monthly Excess Interest                                                                   1,716,311.96
                         Payment to Class X-1                                                                      1,716,311.96
